UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 16, 2022

ENLINK MIDSTREAM, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-36336	46-4108528
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1722 ROUTH STREET, SUITE 1300 DALLAS, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Symbol	Name of Exchange on which Registered
Common Units Representing Limited Liability Company Interests	ENLC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01	Other Events.

On August 16, 2022, EnLink Midstream, LLC (“ENLC”) issued a press release announcing its proposed offering of $500.0 million aggregate principal amount of ENLC’s senior notes due 2030 (the “Notes”) pursuant to Rule 144A of the Securities Act of 1933, as amended. The Notes will be guaranteed by EnLink Midstream Partners, LP (“ENLK”), a subsidiary of ENLC. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Also on August 16, 2022, ENLC issued a press release announcing the commencement of its cash tender offers to purchase up to $500.0 million in aggregate principle amount (as it may be increased by ENLK) of (i) the $502.3 million outstanding aggregate principal amount of ENLK’s 4.40% senior notes due 2024 (the “2024 Notes”), (ii) the $717.2 million outstanding aggregate principal amount of ENLK’s 4.15% senior notes due 2025 (the “2025 Notes”), and (iii) the $491.0 million outstanding aggregate principal amount of ENLK’s 4.85% senior notes due 2026 (the “2026 Notes” and, together with the 2024 Notes and the 2025 Notes, the “Tender Notes”), subject to certain conditions (collectively, the “Tender Offers”). A copy of the press release announcing the Tender Offers is attached hereto as Exhibit 99.2 and incorporated by reference herein.

On August 16, 2022, ENLC issued a press release announcing the pricing of the upsized offering of $700.0 million aggregate principal amount of its 6.500% senior notes due 2030. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Neither this Current Report on Form 8-K nor the press releases attached as exhibits hereto shall constitute an offer to sell or the solicitation of an offer to buy any security, including the Notes and related guarantee, a notice of redemption under the Indenture, or an offer to tender for, or purchase, any Tender Notes or any other security. There shall be no sale of the Notes and the related guarantee in any jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration, qualification, or exemption under the securities laws of any such jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated August 16, 2022, announcing commencement of the Offering.
99.2	Press Release, dated August 16, 2022, announcing commencement of the Tender Offers.
99.3	Press Release, dated August 16, 2022, announcing pricing of the Offering.
104	Cover Page Interactive Data File, formatted as inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLINK MIDSTREAM, LLC

By: EnLink Midstream Manager, LLC, its Managing Member

Date: August 16, 2022	By:	/s/ Pablo G. Mercado
Pablo G. Mercado
Executive Vice President and Chief Financial Officer